UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – May 7, 2012

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of Incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of Principal Executive Offices)	(Zip Code)

(570) 879-2175
(Registrant’s Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07
Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders, held on April 28, 2012, Meeting Chairman, William E. Aubrey, II, reported on the Item of Business:  Election of two Class III Directors to hold office for three years from the date of election and until his successor(s) shall have been elected and qualified.  Mr. Aubrey reported that the Judge of Election and Proxies had completed the voting tabulations and on the basis of their report, he declared that Alan W. Dakey and Earle A. Wootton were elected for a three-year term.

Election of Class III Directors

NAME	FOR	WITHHOLD AUTHORITY
Alan W. Dakey	1,934,770	18,893
Earle A. Wootton	1,935,424	18,238

 EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated April 28, 2011, regarding Annual Stockholders Meeting.	3

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Alan W. Dakey
Dated: May 7, 2012		By: Alan W. Dakey President/CEO

	/s/	Debra E. Dissinger
Dated: May 7, 2012		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Scott A. Seasock
Dated: May 7, 2012		By: Scott A. Seasock Senior Vice President/CFO